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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              JANUARY 30, 2002

                               MAIL-WELL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

           1-12551                                  84-1250533
   (Commission File Number)            (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

Please see the company's press release dated January 24, 2002, attached hereto as Exhibit 99.1, the transcript of the company's public conference call held on January 24, 2002, attached hereto as Exhibit 99.2, and the pro forma condensed consolidated income statements of the company attached hereto as Exhibit 99.3.





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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                     Mail-Well, Inc.
                                     ---------------
                                       (Registrant)

                                     By: /s/ Michel P. Salbaing
                                         -----------------------
                                         Michel P. Salbaing
                                         Sr. Vice President and CFO
Date:  January 30, 2002




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                               EXHIBIT INDEX


Exhibit
Number                                  Description
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 99.1    Press release of the company's 2001 fourth quarter earnings dated
         January 24, 2002.

 99.2 Transcript of the public conference call of the company's 2001 fourth quarter earnings held on January 24, 2002.

 99.3 Pro Forma condensed consolidated income statements for the periods indicated therein.